UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019

GEMPHIRE THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

P.O. Box 130235, Ann Arbor, MI 48113

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (734) 245‑1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GEMP	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01  Entry into a Material Definitive Agreement.

On October 29, 2019, Gemphire Therapeutics Inc.  (“Gemphire”), GR Merger Sub Inc. (“Merger Sub”) and NeuroBo Pharmaceuticals, Inc. (“NeuroBo”) entered into the First Amendment (the “Amendment”) to the Agreement and Plan of Merger and Reorganization dated as of July 24, 2019 (as amended from time to time, the “Merger Agreement”) relating to the planned merger of NeuroBo with and into Merger Sub (the “Merger”). The Amendment, among other things, (i) reduces the minimum net cash amount Gemphire is required to have at the closing of the Merger (the “Parent Cash Amount”) from negative $3,000,000 to negative $3,750,000; (ii) clarifies that the Parent Cash Amount will not be reduced for pre-closing payments by Gemphire of certain amounts related to the development of gemcabene that the parties previously expected would be incurred post-closing pursuant to the Contingent Value Rights Agreement; (iii) provides for an increase in the size of the Gemphire Board of Directors following the closing of the Merger to ten directors; and (iv) extends the date after which either Gemphire or NeuroBo may terminate the Merger Agreement from December 24, 2019 to February 22, 2020.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03 Material Modiﬁcation to Rights of Security Holders.

The disclosure set forth under Item 5.03 of this report is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 28, 2019, the Board of Directors of Gemphire adopted an amendment to the bylaws of Gemphire to update the forum selection provision and restated the bylaws in their entirety (the “Amended Bylaws”). The forum selection provision set forth in the Amended Bylaws now provides that the exclusive forum provision will not apply to actions brought to enforce a duty or liability created by the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any claim for which the federal courts have exclusive jurisdiction.

The foregoing description of the Amended Bylaws adopted by the Board of Directors of Gemphire does not purport to be complete and is subject to and qualified in its entirety by reference to the Second Amended and Restated Bylaws of Gemphire, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

Except for the factual statements made herein, information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “would,” “may,” “intends,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the proposed Merger with NeuroBo are not satisfied, including the failure to obtain stockholder approval for the proposed Merger in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Gemphire and NeuroBo to consummate the Merger; risks related to Gemphire’s ability to correctly estimate and manage its operating expenses and its expenses associated with the proposed Merger pending closing; risks related to Gemphire’s continued listing on The Nasdaq Capital Market until closing of the proposed Merger; that Gemphire may be unable to regain compliance with the minimum stockholders’ equity or minimum bid price requirements during any compliance period or in the future, or otherwise meet Nasdaq compliance standards; the risk that NeuroBo may not receive approval of its initial listing application; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; unexpected costs, charges or expenses resulting from the proposed Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; regulatory requirements or developments; changes in capital resource requirements; risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Gemphire’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, as well as Gemphire’s registration statement on Form S-4, filed with the SEC on September 3, 2019, as amended on October 11, 2019 and the preliminary proxy statement/prospectus/information statement included therein. The forward-looking statements contained in this report speak only as of the date of this report and Gemphire undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

Important Additional Information Will be Filed with the SEC

On September 3, 2019, Gemphire filed a registration statement on Form S-4 with the SEC, as amended on October 11, 2019, which included a preliminary proxy statement/prospectus/information statement. A definitive proxy statement/prospectus/information statement will be filed with the SEC and mailed to the stockholders of NeuroBo and Gemphire once the registration statement becomes effective. Each party may file other documents with the SEC in connection with the Merger. INVESTORS AND STOCKHOLDERS OF GEMPHIRE AND NEUROBO ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT GEMPHIRE, NEUROBO, THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain free copies of the documents filed with the SEC through the website maintained by the SEC at www.sec.gov. Investors and stockholders may also obtain free copies of the documents filed by Gemphire with the SEC by contacting Gemphire by mail at Gemphire Therapeutics Inc., P.O. Box 130235, Ann Arbor, MI 48113, Attention: Corporate Secretary. Investors and stockholders are urged to read the definitive proxy statement/prospectus/information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Gemphire and its directors and executive officers and NeuroBo and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Gemphire in connection with the Merger.  Information regarding the special interests of these directors and executive officers in the Merger is included in the proxy statement/prospectus/information statement referred to above.  Additional information about Gemphire’s directors and executive officers is included in Gemphire’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 18, 2019.  These documents are available free of charge at the SEC website (www.sec.gov) and from the Corporate Secretary of Gemphire at the address above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger and Reorganization, dated as of October 29, 2019, by and among Gemphire, Merger Sub and NeuroBo.
3.1	Second Amended and Restated Bylaws of Gemphire.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMPHIRE THERAPEUTICS INC.

Dated: October 29, 2019

	By:	/s/ Dr. Steven Gullans
Dr. Steven Gullans
President and Chief Executive Officer